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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 25, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
                       ----------------------------------
                           (Exact name of registrant)

         Delaware                    333-99451                 52-1495132
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)


                343 Thornall Street, Edison, NJ             08837
                ----------------------------------------    ------------
                (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:         (732) 205-0600


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Item 5.  Other Events:


         On or about March 25, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1 and Series 2003-S3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the March 25, 2003 distribution

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 27, 2003

                                               JPMorgan Chase Bank (f/k/a
                                               "The Chase Manhattan Bank"),
                                               As Paying Agent, on behalf of
                                               Chase Mortgage Finance Corp.


                                               By:  /s/ Andrew M. Cooper
                                               ---------------------------------
                                               Name:    Andrew M. Cooper
                                               Title:   Assistant Vice President


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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Reports with respect to the
                                    distribution to certificateholders on March
                                    25, 2003.